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                                                                    EXHIBIT 23.3

                            CONSENT OF HALE AND DORR

     We consent to the reference to our firm in this Registration Statement on Form S-3 under the caption "Legal Matters" in the Prospectus Supplement included as a part of this Registration Statement.

                                          HALE AND DORR

Boston, Massachusetts
May 30, 1995